UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 513-579-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 - Financial Information

Item 2.02	Results Of Operations And Financial Condition.

Reference is made to the press release of American Financial Group, Inc. (the “Company”) relating to the announcement of the Company’s results of operations for the first quarter of 2022 and the availability of the Investor Supplement on the Company’s website. The press release was issued on May 4, 2022. A copy of the press release is furnished as Exhibit 99.1 and a copy of the Investor Supplement is furnished as Exhibit 99.2 and are incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

In the press release referenced in Item 2.02, The Company announced that its Board of Directors declared a special, one-time cash dividend of $8.00 per share of Company Common Stock. The dividend is payable on May 27, 2022 to holders of record on May 20, 2022.

Also in the press release referenced in Item 2.02, the Company announced its intention to redeem all of its outstanding 3.500% Senior Notes due 2026 (the “Notes”) on June 3, 2022 (the “Redemption Date”). The redemption price will equal 100% of the principal amount of Notes to be redeemed plus accrued and unpaid interest to the Redemption Date and a make-whole premium calculated in accordance with the indenture governing the Notes. Approximately $375,000,000 aggregate principal amount of the Notes is outstanding. This Form 8-K does not constitute a notice of redemption of the Notes.

The information under Item 2.02 and in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Earnings Release dated May 4, 2022, reporting American Financial Group Inc. results for the quarter ended March 31, 2022.

99.2	Investor Supplement – First Quarter 2022

104	Cover page Interactive Date File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: May 5, 2022	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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